Exhibit 99.2
1Q 2025 Earnings Conference Call May 5, 2025

2 Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 5, 2025. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12-23 of our Form 10-K filed on February 28, 2025 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. 1Q 2025 Earnings Conference Call Forward-Looking Statements

3 • 1Q25 as expected with significantly higher YoY consolidated operating income ─ Our China service was the primary driver and benefitted from the carryover of elevated freight rates from 4Q24 combined with healthy freight demand following a traditional post-Lunar New Year period ─ Higher YoY volume in Hawaii and Alaska and lower YoY volume in Guam ─ Logistics had lower operating income YoY primarily due to a lower contribution from freight forwarding and transportation brokerage, partially offset by a higher contribution from supply chain management • Lowering 2025 outlook due to uncertainty in the market ─ There is significant uncertainty regarding tariffs and global trade, regulatory measures, the trajectory of the U.S. economy and other geopolitical factors 1Q 2025 Earnings Conference Call Opening Remarks

4 1Q 2025 Earnings Conference Call • Container volume increased 3.2% YoY due to the dry-docking of a competitor’s vessel 24,000 26,000 28,000 30,000 32,000 34,000 36,000 38,000 40,000 Q1 Q2 Q3 Q4 2024 2025 • Expect volume in 2025 to be comparable to the level achieved last year reflecting: ─ Modest economic growth ─ Stable market share Hawaii Service 1Q25 Performance Container Volume (FEU Basis) Full Year 2025 Outlook

0 100 200 300 400 500 600 700 800 900 1,000 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 Jan-25 Mar-25 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Hawaii Unemployment Rate (not seasonally adjusted) (1) Hawaii Visitor Arrivals by Air (1) Maui Visitor Arrivals by Air (2) 5 Hawaii Service − Current Business Trends 1Q 2025 Earnings Conference Call • According to UHERO, the Hawaii economy remains stable with… ─ Low unemployment rate ─ Strong construction activity ─ Stable tourism • …offset by ─ Challenging population growth ─ High inflation and interest rates 2025P 2026P 2027P Real GDP 1.6% 1.6% 1.1% Construction Jobs Growth 2.5% 0.9% (0.7)% Population Growth 0.0% (0.1)% (0.1)% Unemployment Rate 3.4% 3.6% 3.6% Visitor Arrivals (‘000s) % change 9,939.8 2.6% 9,887.6 (0.5)% 9,857.8 (0.3)% Select Hawaii Economic Indicators UHERO Projections (3) Commentary (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2025-03-state.xls (2) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2025-03-maui.xls (3) Source: https://uhero.hawaii.edu/wp-content/uploads/2025/02/UHEROForecastForTheStateOfHawaii25Q1.pdf

6 China Service 1Q 2025 Earnings Conference Call • Significantly higher freight rates YoY ─ Elevated freight rates from 4Q24 were carried over into 1Q25 • Container volume decreased 1.4% YoY 1Q25 Performance Container Volume (1) (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 Q1 Q2 Q3 Q4 2024 2025 (1) Includes containers transshipped in China from other Asian ports.

7 • Currently, there is significant uncertainty regarding tariffs and global trade, regulatory measures, the trajectory of the U.S. economy and other geopolitical factors • Since the tariffs were implemented in April, our container volume has declined approximately 30% YoY • Given the pronounced market decline in demand in the Transpacific in April, coupled with limited visibility to our container demand, we expect: ─ 2Q25 container volume and average freight rates to be lower YoY ─ Full year 2025 container volume and average freight rates to be lower YoY • Working closely with our Asia trans-shipment partners as our customers look at options to diversify and grow their manufacturing locations ─ We will continue to follow our customers as they reposition and expand their manufacturing footprint in response to changing tariffs as part of our “catchment basin” strategy in Asia ─ In 1Q25, announced a new direct service connecting Ho Chi Minh to our CLX and MAX Shanghai departures ▪ Providing the fastest connecting times out of Vietnam ▪ Expansion based on success and customer feedback received since launching our inaugural direct service connection from Haiphong two years ago ─ In the near-term, expect higher volumes from Vietnam ─ We are well-positioned with our multi-year trans-shipment relationships to scale up as expedited freight volumes grow in the region ▪ Expect the uncertain environment to accelerate the diversification of our “catchment basin” in Asia 1Q 2025 Earnings Conference Call China Service − Current Business Trends

8 • Believe we are in the early innings of the U.S.-China trade negotiations ─ Expect disruptive conditions in the Transpacific with ocean carriers blanking China sailings and implementing service changes due to lower volume in response to the tariffs ─ We have also seen some carriers add ports of call and increase capacity and allocations in strings from other Asia origins ─ At some point, retailers will need to continue to restock their shelves or risk significant inventory issues ─ We also expect consumer demand for e-commerce goods will continue to grow • Matson is a trusted supply chain partner ─ Expect to run our business like we always have with a focus on speed, on-time arrivals, and customer service ─ Solid relationships with partners in the region provide opportunities for further diversification of where our freight is originated ─ We have the resources and assets to move quickly to adapt to a changing environment and find opportunities 1Q 2025 Earnings Conference Call China Service – Current Business Trends (continued)

9 • On April 17, 2025, United States Trade Representative (USTR) finalized its notice of action under Section 301 ─ Follows the President’s Executive Order on April 9, 2025 1Q 2025 Earnings Conference Call USTR 301 – Initial Observations Relevant Actions and Proposed Actions Exemptions • A group of small vessel operators received exemptions from the USTR: ─ Short sea shipping ─ Great Lakes shipping ─ Caribbean shipping ─ Small vessels • Certain service fees on (i) the maritime transport services of Chinese operators and shipowners and (ii) operators using Chinese-built vessels on a non-discriminatory basis ─ Effective on October 14, 2025 ─ Annual increase to service fees ─ Each vessel will be charged a maximum of five times annually • USTR proposing additional duties on ship-to-shore cranes, containers and certain chassis of China Source: https://ustr.gov/sites/default/files/files/Press/Releases/2025/301%20Ships%20-%20Action%20FRN%204-17.pdf Matson is exempt from the USTR’s notice of action due to our size, but is still negatively impacted directly by lower volume and indirectly by merchandise tariffs paid by our customers

10 Guam Service 1Q 2025 Earnings Conference Call • Container volume decreased 14.3% YoY • Primarily due to lower demand from retail and food and beverage segments • Expect Guam’s economy to remain stable with a slow recovery in tourism, a low unemployment rate, and some increase in construction activity • Expect volume to approach the level achieved last year 1Q25 Performance Container Volume (FEU Basis) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2024 2025 Full Year 2025 Outlook

11 Alaska Service 1Q 2025 Earnings Conference Call • Container volume increased 4.8% YoY ─ Higher northbound volume, partially offset by an additional sailing in the year ago period 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2024 2025 • Expect continued economic growth supported by a low unemployment rate, jobs growth and continued oil and gas exploration and production activity • Expect volume to be comparable to the level achieved last year 1Q25 Performance Container Volume (FEU Basis) Full Year 2025 Outlook

12 SSAT Joint Venture 1Q 2025 Earnings Conference Call • Terminal joint venture contribution was $6.6 million; YoY increase of $6.2 million ─ Primarily due to higher lift volume ($12.0) ($10.0) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 $6.0 $8.0 Q1 Q2 Q3 Q4 2024 2025 1Q25 Performance Equity in Income of JV ($ in millions) • Expect the contribution from SSAT to be lower than the $17.4 million achieved last year without taking into account the $18.4 million impairment charge at SSAT during the fourth quarter 2024 Full Year 2025 Outlook

13 Matson Logistics 1Q 2025 Earnings Conference Call • Operating income of $8.5 million; YoY decrease of approximately $0.8 million ─ Lower contribution from freight forwarding and transportation brokerage, partially offset by a higher contribution from supply chain management $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 2024 2025 • Expect operating income to be lower than the level achieved last year due to a challenging environment for all business lines 1Q25 Performance Operating Income ($ in millions) Full Year 2025 Outlook

14 1Q 2025 Earnings Conference Call Financial Results − Summary Income Statement First Quarter Quarter Ended 3/31 Δ ($ in millions, except per share data) 2025 2024 $ % Revenue Ocean Transportation $637.4 $579.0 $58.4 10.1% Logistics 144.6 143.1 1.5 1.0% Total Revenue $782.0 $722.1 $59.9 8.3% Operating Income Ocean Transportation $73.6 $27.6 $46.0 166.7% Logistics 8.5 9.3 (0.8) (8.6)% Total Operating Income $82.1 $36.9 $45.2 122.5% Interest income 9.4 8.8 0.6 6.8% Interest expense (1.7) (2.2) 0.5 (22.7)% Other income (expense), net 2.4 1.8 0.6 33.3% Income taxes (19.9) (9.2) (10.7) 116.3% Net Income $72.3 $36.1 $36.2 100.3% 33.2 34.6 (1.4) (4.0)% GAAP EPS, diluted $2.18 $1.04 $1.14 109.6% $47.2 $44.1 $3.1 7.0% EBITDA $131.7 $82.8 $48.9 59.1% Depreciation and Amortization (incl. dry-dock amortization) Weighted Average Number of Shares Outstanding (diluted)

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Cash Flow from Operations Paydown of Borrowings, net Maint. Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Share Repurchase Other Net change in cash $820.2 ($39.7) ($182.8) ($65.5) ($161.2) ($45.0) ($218.7) ($13.5) $93.8 15 Cash Generation and Uses of Cash 1Q 2025 Earnings Conference Call (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into the Capital Construction Fund (CCF) and interest income on cash deposits and fixed-income securities in the CCF, net of withdrawals for milestone payments. Last Twelve Months Ended March 31, 2025 ($ in millions) Cash Flow from Operations Paydown of Borrowings, net Maint. Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Shares Repurchase Other Net Change in Cash

16 Financial Results − Summary Balance Sheet 1Q 2025 Earnings Conference Call • 1Q25: approximately 0.5 million shares repurchased for total cost of $69.2 million (1) • Total Debt of $390.8 million (2) ─ Decreased by $10.1 million in 1Q25 ($ in millions) ASSETS Cash and cash equivalents $122.0 $266.8 Other current assets 346.0 342.8 Total current assets 468.0 609.6 Investment in SSAT 91.0 84.1 Property and equipment, net 2,314.0 2,260.9 Intangible assets, net 156.3 159.4 Capital Construction Fund (CCF) 685.4 642.6 Goodwill 327.8 327.8 Other long-term assets 484.5 511.0 Total assets $4,527.0 $4,595.4 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $39.7 $39.7 Other current liabilities 506.7 520.7 Total current liabilities 546.4 560.4 Long-term debt, net of deferred loan fees 340.9 350.8 Other long-term liabilities 1,006.5 1,032.2 Total long-term liabilities 1,347.4 1,383.0 Total shareholders’ equity 2,633.2 2,652.0 Total liabilities and shareholders’ equity $4,527.0 $4,595.4 March 31, December 31, 2025 2024 Share Repurchase Debt Levels (1) Includes stock repurchased during the quarter but not settled and taxes on share repurchases that will be paid after the quarter end. (2) Total Debt is presented before any reduction for deferred loan fees as required by GAAP.

17 2025 Outlook 1Q 2025 Earnings Conference Call Ocean Transportation Operating Income To be lower than the $500.9 million achieved in 2024 Logistics Operating Income To be lower than the $50.4 million achieved in 2024 Consolidated Operating Income To be lower than the $551.3 million achieved in 2024 Depreciation and Amortization Approx. $200 million, including approx. $26 million in dry-dock amortization Interest Income Approximately $31 million Interest Expense (1) Approximately $7 million Other Income (Expense) Approximately $9 million GAAP Effective Tax Rate Approximately 23.0% Dry-Docking Payments Approximately $40 million 2Q25 Outlook FY 2025 Outlook Items Ocean Transportation Operating Income To be meaningfully lower than the $109.0 million achieved in 2Q24 Logistics Operating Income To be lower than the $15.6 million achieved in 2Q24 Consolidated Operating Income To be meaningfully lower than the $124.6 million achieved in 2Q24 (1) Interest expense excludes capitalized interest

18 1Q 2025 Earnings Conference Call Capital Expenditures Update ($ in millions) FY 2025 Comments Expected New vessel construction milestone payments and related costs $305 • Includes owner’s items and capitalized interest expense Expected Maintenance and other capital expenditures $100 – $120 • 2025 capex includes approximately $14 million in equipment lease buyouts Total $405 – $425 • We expect to make approximately $225 million in milestone payments during the balance of 2025 from the CCF • We expect our next cash contribution into the CCF to be in 2028 New Vessel Milestone Payments Expected Remaining 2025 New Vessel Construction Milestone Payments by Quarter ($ in millions) 2Q25 Approximately $36 3Q25 Approximately $71 4Q25 Approximately $118 Total Approximately $225

19 Closing Thoughts 1Q 2025 Earnings Conference Call • We are navigating an unsettled and rapidly changing environment ─ For the last two decades, we have operated our expedited ocean service through significant periods of uncertainty and disruption ─ We have come out of those periods better for it as we demonstrate what we do best for our customers, which is to be a trusted supply chain partner with a consistent, reliable and fast service ─ We believe we are in the early innings of the U.S. – China trade negotiations and expect a deal to be reached although timing is unclear • Despite the current uncertainties, we remain confident in our long-term prospects due to the diversification of our businesses and cash flows, our focus on serving niche markets where we are an integral part of the supply chain, and the strength of our balance sheet ─ Our businesses are durable and capable of withstanding short-term fluctuations while creating long-term shareholder value. • We remain committed to maintaining the reliability of our vessel operations and providing high-quality service to our customers and the communities that rely on us • Matson has over 140 years of operating history and has historically performed well during periods of supply chain disruption given our competitive advantages and the reliability of our services ─ We remain committed to looking for growth, either organically or via acquisition, and are prepared to act quickly if an opportunity presents itself during this period of uncertainty • We expect to continue to return capital to shareholders through dividends and our share repurchase program

Appendix

21 1Q 2025 Earnings Conference Call Appendix − Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).